                                                                  Exhibit (g)(v)
                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A. Sweep Funds
--------------
Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

B. Other Funds
--------------
Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                               February 25, 2003

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By: /s/ Stephen B. Ward
                                      __________________________
                                      Stephen B. Ward,
                                      Senior Vice President
                                      and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Randall W. Merk
                                      __________________________
                                      Randall W. Merk,
                                      Executive Vice President



Dated as of February 25, 2003

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                   FEE
             ----                                                                   ---
A.           Sweep Funds
             -----------
             Schwab Money Market Fund                                               An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Government Money Fund                                           An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Municipal Money Fund-Sweep Shares                               An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab California Municipal Money Fund-Sweep Shares                    An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab US Treasury Money Fund                                          An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab New York Municipal Money Fund-Sweep Shares                      An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Government Cash Reserves Fund                                   An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab New Jersey Municipal Money Fund                                 An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Pennsylvania Municipal Money Fund                               An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Florida Municipal Money Fund                                    An annual fee, payable monthly, of twenty five
                                                                                    one-hundredths of one percent (.25%) of the
                                                                                    Fund's average daily net assets

B.           Other Funds
             -----------
             Schwab Value Advantage Money Fund - Investor Shares                    An annual fee, payable monthly, of five
                                                                                    one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets


             Schwab Value Advantage Money Fund - Institutional Shares               An annual fee, payable monthly, of five
                                                                                    one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

             Schwab Value Advantage Money Fund - Select Shares                      An annual fee, payable monthly, of five
                                                                                    one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

             Schwab Institutional Advantage Money Fund                              An annual fee, payable monthly, of five
                                                                                    one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

             Schwab Retirement Money Fund                                           An annual fee, payable monthly, of five
                                                                                    one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

             Schwab Municipal Money Fund-Value Advantage Shares                     An annual fee, payable monthly, of five
                                                                                    one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

             Schwab California Municipal Money Fund-Value Advantage Shares          An annual fee, payable monthly, of five
             (formerly Schwab California Tax-Exempt Money Fund)                     one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

             Schwab New York Municipal Money Fund-Value Advantage Shares            An annual fee, payable monthly, of five
             (formerly Schwab New York Tax-Exempt Money Fund)                       one-hundredths of one percent (.05%) of the
                                                                                    Fund's average daily net assets

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By: /s/ Stephen B. Ward
                                      __________________________
                                      Stephen B. Ward,
                                      Senior Vice President
                                      and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Randall W. Merk
                                      __________________________
                                      Randall W. Merk,
                                      Executive Vice President



Dated February 25, 2003